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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)   February 28, 1997
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                        Pioneer Commercial Funding Corp.
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               (Exact Name of Registrant as Specified in Charter)


       New York                     0-24940              13-3763437
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(State of Other Jurisdiction        (Commission        (IRS Employer
   of Incorporation)                File Number)       Identification No.)


       6660 Reseda Blvd., Reseda, CA                             91335
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code  (818) 776-0590
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 1.  Change in Control of Registrant


     A change in control of the Registrant has occurred as a result of the completion of a private placement of securities by the Registrant on February 28, 1997 (the "Private Placement"), as more particularly described below:

     1. Leedan International Holdings B.V. ("Leedan"), an affiliate of an existing shareholder of the Registrant, acquired control of the Registrant.


     2. For consideration of $2,500,000 paid by Leedan, of which $2,300,000 were personal funds of Leedan and $200,000 constituted a loan, for a term of 6 months, bearing an annual interest equal to the Libor, which was made to Leedan by Leedan Businesses Enterprise Ltd., an indirect parent company of Leedan, Leedan acquired the securities of the Registrant as described below.


     3. As a result of its acquisition of securities of the Registrant, Leedan directly, and indirectly, through its affiliate, owns 1,551,136 shares of the Registrant's common stock, par value $.01 per share ("Common Stock"), out of 3,642,272 shares of Common Stock that are currently issued and outstanding. The Common Stock is the only class of voting stock of the Registrant.


     4. Pursuant to the Private Placement, the Registrant sold to eight investors, including Leedan, 2,200,000 unregistered and restricted shares of Common Stock for a purchase price of $1.00 per share and $1,800,000 principal amount of convertible notes (the "Notes"). Leedan acquired 1,375,000 shares of Common Stock and $1,125,000 principal amount of Notes. The Notes shall be automatically converted into shares of Common Stock upon the filing of an amendment to the Registrant's certificate of incorporation, which will increase the authorized stock of the Registrant to a number sufficient to permit full conversion of the Notes at a conversion rate of one share of common stock for each $1.00 principal amount of Notes.


     5. Based on the conversion rate of $1.00 principal amount of Notes into one share of Common Stock, Leedan beneficially owns, directly and indirectly, 49% of the outstanding voting securities of the Registrant.
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     6.   Prior to the Private Placement, the major shareholder of the
          Registrant was Ms. Tamar Lieber, who owned 22.7% of the shares of Common Stock that were outstanding at such time.

Item 7.  Exhibits

Exhibit 99.1   Press Release of the Registrant, dated February 28, 1997
Exhibit 99.2   Subscription Agreement between the Registrant and Leedan
Exhibit 99.3   Convertible Promissory Note, dated February 27, 1997


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      PIONEER COMMERCIAL FUNDING CORP.



                                      By: /s/M. Albert Nissim
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                                          M. Albert Nissim
                                          President

                                      Date: March 4, 1997